As filed with the Securities and Exchange Commission on October 30, 1996
                                                         Registration No. 333 -
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                       ---------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933

                                 CD RADIO INC.
               (Exact name of issuer as specified in its charter)

                DELAWARE                                      52-1700207
     (State or other jurisdiction                         (I.R.S. Employer
     of incorporation or organization)                    Identification No.)

                      SIXTH FLOOR, 1001 22ND STREET, N.W.
                             WASHINGTON, D.C. 20037
                                 (202) 296-6192
         (Address and telephone number of principal executive offices)



                     CD RADIO INC. 1994 STOCK OPTION PLAN
       CD RADIO INC. AMENDED AND RESTATED 1994 DIRECTORS' NONQUALIFIED
                              STOCK OPTION PLAN
                           (Full title of the Plan)


                                DAVID MARGOLESE
                                 CD RADIO INC.
                      SIXTH FLOOR, 1001 22ND STREET, N.W.
                             WASHINGTON, D.C. 20037
                                 (202) 296-6192
           (Name, address and telephone number of agent for service)

                       CALCULATION OF REGISTRATION FEE

====================================================================================================================================
                                                                                                 PROPOSED
                                                                   PROPOSED                       MAXIMUM                 AMOUNT OF
TITLE OF SECURITIES                    AMOUNT TO BE            MAXIMUM OFFERING             AGGREGATE OFFERING          REGISTRATION
 TO BE REGISTERED                       REGISTERED            PRICE PER SHARE(1)                   PRICE                   FEE(1)

------------------------------------------------------------------------------------------------------------------------------------
COMMON STOCK,                          350,000 SHARES              $ 5.8125                   $ 2,034,375                  $ 616.48
PAR VALUE $0.001

====================================================================================================================================
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(1) The proposed maximum offering price per share and the registration fee were calculated in accordance with rule 457(c) and (h) based on the average of the bid and asked prices for shares of the registrant's common stock on October 25,
1996, as quoted by the Nasdaq SmallCap Market, which was $5.8125 per share.

Pursuant to Rule 429, the documents constituting a prospectus with respect to this registration statement constitute a combined prospectus which also relates to the Company's Form S-8 shares issuable upon the exercise of options granted under these plans, which shares were previously registered under Registration
Statement No. 33-92588.

                              Page 1 of ___ pages.
                       Exhibit Index begins at page II-3.

                     REGISTRATION OF ADDITIONAL SECURITIES

      Pursuant to General Instruction E, this Registration Statement on Form
S-8 is filed by CD Radio Inc. (the "Company") to register additional securities under the CD Radio Inc. 1994 Stock Option Plan and the CD Radio Inc. Amended and Restated 1994 Directors' Nonqualified Stock Option Plan (the "Plans") covered by and filed as exhibits to the Company's Registration Statement on Form S-8 (No. 33-92588). The additional securities are to be issued pursuant to an amendment to the Plans approved by the Company's Board of Directors on August 22, 1996 and by the Company's shareholders on September 18, 1996. Registration Statement No. 33-92588 is incorporated herein by reference.

                                    PART II

                    INFORMATION REQUIRED IN THE REGISTRATION
                                   STATEMENT


ITEM 8.  EXHIBITS.

Exhibit Number                               Exhibit
--------------                               -------
    5                      Opinion of Bogle & Gates P.L.L.C.

   4.1                     CD Radio Inc. 1994 Stock Option Plan (Incorporated by reference to Exhibit 10.21 to the Company's
                           Registration Statement on Form S-1 (Registration Statement No. 33-74782)

   4.2                     CD Radio Inc. Amended and Restated 1994 Directors' Nonqualified Stock Option Plan (Incorporated by
                           reference to Exhibit 10.22 to the Company's Annual Report on Form 10-K for the year ended December 31,
                           1995)

   23.1                    Consent of Bogle & Gates P.L.L.C. (included in Exhibit 5)

   23.2                    Consent of Coopers & Lybrand L.L.P.

   24                      Power of Attorney (See page II-2 of this Registration Statement)
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                                      II-1

                                   SIGNATURES

      The Registrant. Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 29th day of October, 1996.

                                CD RADIO INC.



                                By  /s/ David Margolese
                                   ----------------------------
                                     David Margolese
                                     Chairman of the Board and
                                     Chief Executive Officer


                              POWER OF ATTORNEY

      Each person whose signature appears below constitutes and appoints David Margolese and Lawrence F. Gilberti, or either of them, his attorney-in-fact, with the power of substitution, for him in any and all capacities, to sign any amendments to this Registration Statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact, or their substitute or substitutes, may do or cause to be done by virtue hereof.

      Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the date indicated.

      Signature                                                 Title                              Date
      ---------                                                 -----                              ----
            /s/ David Margolese                  Chairman of the Board and Chief Executive    October 29, 1996
 ---------------------------------               Officer
                David Margolese                  (Principal Executive Officer and Principal
                                                 Financial and Accounting Officer)




            /s/ Robert D. Briskman               Vice President, Chief Technical Officer      October 15, 1996
 ------------------------------------            and Director
                Robert D. Briskman



            /s/ Lawrence F. Gilberti             Director                                     October 29, 1996
 -----------------------------------
                Lawrence F. Gilberti



                                                 Director
 ---------------------------------
                Ralph V. Whitworth



            /s/ Peter K. Pitsch                  Director                                     October 16, 1996
 --------------------------------
                Peter K. Pitsch



           /s/  Jack Z. Rubinstein               Director                                     October 15, 1996
 -----------------------------------
                Jack Z. Rubinstein

                                 Exhibit Index

Exhibit Number                   Exhibit                                                                        Page
--------------                   -------                                                                        ----
5                         Opinion of Bogle & Gates P.L.L.C.

4.1                       CD Radio Inc. 1994 Stock Option Plan (Incorporated by reference to Exhibit 10.21 to the Company's Registration Statement on Form S-1 (Registration Statement No.
                          33-74782)

4.2                       CD Radio Inc. Amended and Restated 1994 Directors' Nonqualified Stock Option Plan (incorporated by reference to Exhibit 10.22 to the Company's Annual Report on Form 10-K for the year ended December 31,
                          1995)

23.1                      Consent of Bogle & Gates P.L.L.C. (included in Exhibit 5)

23.2                      Consent of Coopers & Lybrand L.L.P.

24                        Power of Attorney (See page II-2 of this Registration Statement)
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                                      II-3